Exhibit 10(128)


                             PROMUS COMPANIES
                                  [LOGO]

                                               December 20, 1994


        To:

        In fiscal 1994, the Company granted the following stock options to you:

                Grant Date:
                Number of Options:
                Option price:
                Vesting Dates:


        These grants constitute a "mega-grant" which was intended to combine, in shares that would in all likelihood have been awarded in 1994, 1995, and 1996. The Company's Human Resources Committee has re-evaluated this "mega-grant" policy and has determined to return to an annual award system. Accordingly, the Human Resources Committee has cancelled and terminated two-thirds of the 1994 "mega-grant" effective December 16, 1994, subject to the consent of individual optionees. If you consent to this cancellation and termination, please sign below and return this letter to me.

               Stock Options Cancelled and Terminated:

                     Grant Date:
                     Number of Options:
                     Option price:
                     Vesting Dates:

                                              Very truly yours,

                                              The Promus Companies Incorporated



                                              By:
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           Consented to:

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           Signature

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           Printed Name

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           Title